UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2024

GameSquare Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

British Columbia	001-39389	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6775 Cowboys Way, Ste. 1335 Frisco, Texas, USA	75034
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (216) 464-6400

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value per share	GAME	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 27, 2024, GameSquare Holdings, Inc. (the “Company” or “GameSquare”) held a special meeting of the Company’s stockholders (the “Special Meeting”). As of January 5, 2024, record date for the Special Meeting, there were 12,989,128 shares of the Company’s common stock, no par value (“Company Common Stock”), outstanding and entitled to vote at the Special Meeting. A total of 6,661,078 shares of Company Common Stock were present or represented by proxy at the Special Meeting, which constituted a quorum to conduct business at the Special Meeting. Set forth below is a brief description of each matter voted upon at the Special Meeting (the “Proposals”), as well as the number of votes cast for or against each Proposal and the number of abstentions and broker non-votes with respect to each Proposal.

Prior to the Special Meeting, the Company delivered a Management Information Circular (the “Circular”) and Notice of Meeting (“Notice”) to its stockholders describing the Special Meeting and the Proposals. The Management Information Circular was filed on SEDAR+ and with the U.S. Securities and Exchange Commission on February 1, 2024.

Proposal 1 – Merger Proposal

The Company’s stockholders approved and adopted the Agreement and Plan of Merger, dated as of October 19, 2023 (the “Merger Agreement”), by and among GameSquare Merger Sub I, Inc., FaZe Holdings, Inc. (“FaZe”), and the Company, and the consummation of the transactions contemplated by the Merger Agreement (the “Merger”), including the issuance of shares of the Company’s common stock common forming the consideration to be issued to securityholders of FaZe (the “Merger Proposal”), as set forth below.

For[1]	Against[1]	Abstain[1]	Broker Non-Votes[1]
6,589,884	69,905	-	-

1.	As the vote for this motion was taken by a show of hands, the number of votes disclosed reflects only those proxies received by management in advance of the Special Meeting.

Proposal 2 – Omnibus Plan Proposal

The Company’s stockholders approved and adopted the Company’s amended and restated Omnibus Plan, which includes an increase to the number of securities available under the Omnibus Plan (the “Omnibus Plan Proposal”), as set forth below.

For[1]	Against[1]	Abstain[1]	Broker Non-Votes[1]
6,335,147	324,642	-	-

1.	As the vote for this motion was taken by a show of hands, the number of votes disclosed reflects only those proxies received by management in advance of the Special Meeting.

Proposal 3 – Inducement Awards Proposal

The Company’s stockholders approved the grant of awards to be issued to three of the founders of FaZe as an inducement to enter into a contract of full-time employment with the Company (the “Inducement Awards Proposal”), as set forth below.

For	Against	Abstain	Broker Non-Votes
6,579,626	81,452	-	-

Proposal 4 – Continuance Proposal

The Company’s stockholders approved the continuance of the Company from the laws of the province of British Columbia to the laws of the state of Delaware (the “Continuance Proposal”), as set forth below.

For[1]	Against[1]	Abstain[1]	Broker Non-Votes[1]
6,638,176	21,613	-	-

1.	As the vote for this motion was taken by a show of hands, the number of votes disclosed reflects only those proxies received by management in advance of the Special Meeting.

Proposal 5 – Merger-Related Compensation Proposal

The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger (the “Merger-Related Compensation Proposal”), as set forth below.

For[1]	Against[1]	Abstain[1]	Broker Non-Votes[1]
6,275,760	384,029	-	-

1.	As the vote for this motion was taken by a show of hands, the number of votes disclosed reflects only those proxies received by management in advance of the Special Meeting.

Proposal 6 – Adjournment Proposal

The Company’s stockholders approved the adjournment of the Special Meeting from time to time to solicit additional proxies in favor of the Merger Proposal and the Continuance Proposal (the “Adjournment Proposal”), as set forth below.

For[1]	Against[1]	Abstain[1]	Broker Non-Votes[1]
6,574,377	85,412	-	-

1.	As the vote for this motion was taken by a show of hands, the number of votes disclosed reflects only those proxies received by management in advance of the Special Meeting.

Adjournment of the Special Meeting was not necessary or appropriate because there were sufficient shares voted at the Special Meeting to approve the Merger Proposal and the Continuance Proposal.

Proposal 7 – PIPE Financing Proposal

The Company’s stockholders approved, in accordance with Nasdaq Rule 5635(d), the issuance of more than 20% of the outstanding shares of the Company’s common stock at a discount to its affiliates (the “PIPE Financing Proposal”), as set forth below.

For	Against	Abstain	Broker Non-Votes
6,543,706	117,372	-	-

The Pipe Financing Proposal was also approved by a majority of votes cast the Special Meeting, excluding shares of the Company Common Stock held by any “interested party”, any “related party” or any “joint actor” (as such terms are defined in Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions (“MI 61-101”)) (the “Disinterested Stockholders”). The following is a summary of the votes cast by the Disinterested Stockholders:

For	Against	Abstain	Broker Non-Votes
3,687,711	117,372	-	-

Proposal 8 – Control Person Proposal

The Company’s stockholders approved the potential creation of new “Control Persons” of the Company within the meaning of the applicable policies of the TSX Venture Exchange (the “Control Person Proposal”), as set forth below.

For	Against	Abstain	Broker Non-Votes
6,619,952	41,126	-	-

The Control Person Proposal was also approved, in accordance with MI-61-101 and pursuant to TSX Venture Exchange policies, by a majority of votes cast the Special Meeting by the Disinterested Stockholders. The following is a summary of the votes cast by the Disinterested Stockholders:

For	Against	Abstain	Broker Non-Votes
3,763,957	41,126	-	-

Item 7.01	Regulation FD Disclosure.

On February 27, 2024, the Company issued a press release announcing that its stockholders voted to approve the Merger at the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibit 99.1.

Item 8.01	Other Events.

Based on the results of the Special Meeting, and subject to the satisfaction or waiver of certain other closing conditions, the transaction contemplated by the Merger Agreement is anticipated to close as soon as practicable.

Cautionary Note Regarding Forward-Looking Statements

The information in this Current Report on Form 8-K includes “forward-looking statements” and “forward-looking information” within the meaning of United States and Canadian securities laws (forward-looking statements and forward-looking information being collectively referred to as “forward-looking statements”) that are based on expectations, estimates and projections as at the date hereof. This forward-looking information includes, but is not limited to, statements and information concerning expectations, intentions or strategies regarding the future and the effects of the Merger, Pipe Financing and other matters relating to the Proposals. In addition, words such as “estimates,” “projected,” “expects,” “estimated,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “should,” “will,” “would,” “future,” “propose,” “predict,” “potential,” “continue,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. The forward-looking statements are based on the current expectations of the management of the Company and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those discussed and identified in public filings made with the Securities and Exchange Commission (the “SEC”) or on the Canadian System for Electronic Document Analysis and Retrieval (“SEDAR+”) by the Company. A more fulsome discussion of the risks related to the proposed transaction is included in the proxy statement related to the Special Meeting filed by the Company on SEDAR+ on February 1, 2024. The forward-looking statements in this Current Report on Form 8-K are made only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated February 27, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESQUARE HOLDINGS, INC.
(Registrant)

Date: February 29, 2024	By:	/s/ Justin Kenna
	Name:	Justin Kenna
	Title:	Chief Executive Officer and Director